THE ARBOR FUND

                             EQUITY INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                    WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                           PRIME OBLIGATIONS PORTFOLIO
                                   (OVB FUNDS)

                      Supplement dated July 11, 2001 to the
                          Prospectus dated May 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

                       HALT ON FUND PURCHASES OR EXCHANGES
                         FOR CLASS A and CLASS B SHARES

Subject to the approval by shareholders of each of the OVB Funds of The Arbor Fund, the reorganization of the OVB Funds into the BB&T Funds (the "Reorganization") is expected to be completed on July 23, 2001. In order to complete the Reorganization, shareholders of the OVB Funds, as well as new customers, will not be able to purchase or exchange Class A or Class B shares beginning July 18, 2001. This trading halt applies to shareholders and new customers of all portfolios of the OVB Funds.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


OVB-XX-XXX-XXXX